Note 7 - Investment in Affiliates (Details) - Financial Information of Equity Method Investees - Income Statements (Equity Method Investments [Member], CNY) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Equity Method Investments [Member]
Schedule of Investments [Line Items]
Net Revenues	403,908	365,521	328,385
Gross profit	346,688	295,954	240,644
Income from operations	184,531	139,211	89,963
Net profit	148,891	116,674	73,869